Exhibit 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     Each of the undersigned officers of Hauppauge Digital, Inc. hereby certify, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Hauppauge Digital, Inc. on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Hauppauge Digital, Inc.


Dated:   May 14, 2004                                By:/s/ Kenneth Plotkin
                                                        -------------------
                                                        Kenneth Plotkin
                                                        Chief Executive Officer



Dated:   May 14, 2004                                By:/s/ Gerald Tucciarone
                                                        ---------------------
                                                        Gerald Tucciarone
                                                        Chief Financial Officer


     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.